SCHEDULE A

ADDITIONAL TERMS AND CONDITIONS

Company Information:

Name of the Company: Union Bankshares Corporation

Corporate or other organizational form: Stock Corporation

Jurisdiction of Organization: Commonwealth of Virginia

Appropriate Federal Banking Agency: Board of Governors of the Federal Reserve System

Notice Information:	G. William Beale
President & Chief Executive Officer
Union Bankshares Corporation
211 North Main Street
P.O. Box 446
Bowling Green, Virginia 22427
(804) 632-2121
gwbeale@ubsh.com

D. Anthony Peay
Executive Vice President & Chief Financial Officer
Union Bankshares Corporation
211 North Main Street
P.O. Box 446
Bowling Green, VA 22427
(804) 633-5031
tpeay@ubsh.com

Terms of the Purchase:

Series of Preferred Stock Purchased: Fixed Rate Cumulative Perpetual Preferred Stock, Series A

Per Share Liquidation Preference of Preferred Stock: $1,000

Number of Shares of Preferred Stock Purchased: 59,000

Dividend Payment Dates on the Preferred Stock: February 15; May 15; August 15; November 15

Number of Initial Warrant Shares: 422,636

Exercise Price of the Warrant: $20.94

Purchase Price: $59,000,000

SCHEDULE A (continued)

Closing:

Location of Closing:	Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, NY 10004

Time of Closing: 9:00 a.m. (New York time)

Date of Closing: December 19, 2008

Wire Information for Closing:

Wire Information Contact:

SCHEDULE B

CAPITALIZATION

Capitalization Date: November 30, 2008

Common Stock

Par value: $1.33 per share

Total Authorized: 36,000,000 shares

Outstanding: 13,541,476 shares

Subject to warrants, options, convertible securities, etc.: 278,545 shares

Reserved for benefit plans and other issuances: 751,963 shares

Remaining authorized but unissued: 21,428,016 shares

Shares issued after Capitalization Date (other than pursuant to warrants, options, convertible securities, etc. as set forth above): 26,944 shares

Preferred Stock

Par value: $10.00 per share

Total Authorized: 500,000 shares

Outstanding (by series): None

Reserved for issuance: None

Remaining authorized but unissued: 500,000 shares

SCHEDULE C

REQUIRED STOCKHOLDER APPROVALS

	Required	% Vote Required
Warrants — Common Stock Issuance

Charter Amendment

Stock Exchange Rules

If no stockholder approvals are required, please so indicate by checking the box: ☒

SCHEDULE D

LITIGATION

List any exceptions to the representation and warranty in Section 2.2(l) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ☒

SCHEDULE E

COMPLIANCE WITH LAWS

List any exceptions to the representation and warranty in the second sentence of Section 2.2(m) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ☒

List any exceptions to the representation and warranty in the last sentence of Section 2.2(m) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ☒

SCHEDULE F

REGULATORY AGREEMENTS

List any exceptions to the representation and warranty in Section 2.2(s) of the Securities Purchase Agreement – Standard Terms.

If none, please so indicate by checking the box: ☒

Exhibit 10.2

Form of Waiver

In consideration for the benefits I will receive as a result of my employer’s participation in the United States Department of the Treasury’s TARP Capital Purchase Program, I hereby voluntarily waive any claim against the United States or my employer for any changes to my compensation or benefits that are required to comply with the regulation issued by the Department of the Treasury as published in the Federal Register on October 20, 2008.

I acknowledge that this regulation may require modification of the compensation, bonus, incentive and other benefit plans, arrangements, policies and agreements (including so-called “golden parachute” agreements) that I have with my employer or in which I participate as they relate to the period the United States holds any equity or debt securities of my employer acquired through the TARP Capital Purchase Program.

This waiver includes all claims I may have under the laws of the United States or any state related to the requirements imposed by the aforementioned regulation, including without limitation a claim for any compensation or other payments I would otherwise receive, any challenge to the process by which this regulation was adopted and any tort or constitutional claim about the effect of these regulations on my employment relationship.

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